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Hepion Pharmaceuticals, Inc.

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Hepion Pharmaceuticals Announces Further Adjournment of Annual Meeting of Stockholders

EDISON, N.J., July 22, 2022 - Hepion Pharmaceuticals, Inc. (NASDAQ:HEPA), a clinical mid-stage biopharmaceutical company focused on Artificial Intelligence (“AI”)-driven therapeutic drug development for the treatment of non-alcoholic steatohepatitis (“NASH”) and hepatocellular carcinoma (“HCC”), announced today that its 2022 annual meeting of stockholders (the “Annual Meeting”) has been further adjourned to Friday, August 5, 2022 at 9:00 a.m. Eastern Time with respect to Proposal 4 (Authorized Share Increase), as described in Hepion’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 29, 2022 (the “Proxy Statement”).

The record date for determining stockholders entitled to vote at the adjourned Annual Meeting will remain the close of business on April 26, 2022.

During the current adjournment, Hepion will continue to solicit votes from its stockholders with respect to Proposal 4 set forth in the Proxy Statement.

At the time the Annual Meeting was further adjourned, proxies had been submitted by stockholders representing approximately 60% of the shares of Hepion’s common stock outstanding and entitled to vote, which constituted a quorum.

Proxies previously submitted with respect to the Annual Meeting will be voted on Proposal 4 at the adjourned Annual Meeting unless properly revoked, and stockholders who have previously submitted a proxy or otherwise voted need not take any action.

The Board of Hepion believes that the approval of Proposal 4 is in the best interests of the stockholders of Hepion because the availability of additional authorized shares of common stock is required for several reasons including, but not limited to, the additional flexibility to issue common stock for a variety of general corporate purposes as the Board may determine to be desirable including, without limitation, future financings, investment opportunities, acquisitions, or other distributions and stock splits (including splits effected through the declaration of stock dividends).

Hepion encourages all stockholders of record on April 26, 2022 who have not yet voted to do so by 11:59 p.m. Eastern Time on August 4, 2022.

About Hepion Pharmaceuticals

Hepion's lead drug candidate, rencofilstat, is a potent inhibitor of cyclophilins, which are involved in many disease processes. Rencofilstat is currently in clinical-phase development for the treatment of NASH, with the potential to play an important role in the overall treatment of liver disease - from triggering events through to end-stage disease. Rencofilstat has been shown to reduce liver fibrosis and hepatocellular carcinoma tumor burden in experimental models of NASH, and has demonstrated antiviral activities towards HBV, HCV, and HDV through several mechanisms, in nonclinical studies. In November 2021, the U.S. Food and Drug Administration (“FDA”) granted Fast Track designation for rencofilstat for the treatment of NASH. That was soon followed in December 2021 by the FDA’s acceptance of Hepion’s investigational new drug (IND) application for rencofilstat for the treatment of hepatocellular carcinoma (HCC). In June 2022, rencofilstat was granted Orphan Drug designation for the treatment of HCC.

Hepion has created a proprietary AI platform, called AI-POWR™, which stands for Artificial Intelligence - Precision Medicine; Omics (including genomics, proteomics, metabolomics, transcriptomics, and lipidomics); World database access; and Response and clinical outcomes. Hepion intends to use AI-POWR™ to help identify which NASH patients will best respond to rencofilstat, potentially shortening development timelines and increasing the delta between placebo and treatment groups. In addition to using AI-POWR™ to drive its ongoing NASH clinical development program, Hepion intends to use the platform to identify additional potential indications for rencofilstat to expand the company's footprint in the cyclophilin inhibition therapeutic space.

Forward-Looking Statements

Certain statements in this press release are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words such as “anticipate,” “believe,” “forecast,” “estimated,” and “intend,” among others. These forward-looking statements are based on Hepion Pharmaceuticals’ current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, substantial competition; our ability to continue as a going concern; our need for additional financing; uncertainties of patent protection and litigation; risks associated with delays, increased costs and funding shortages caused by the COVID-19 pandemic; uncertainties with respect to lengthy and expensive clinical trials, that results of earlier studies and trials may not be predictive of future trial results; uncertainties of government or third party payer reimbursement; limited sales and marketing efforts and dependence upon third parties; and risks related to failure to obtain FDA clearances or approvals and noncompliance with FDA regulations. As with any drug candidates under development, there are significant risks in the development, regulatory approval, and commercialization of new products. There are no guarantees that future clinical trials discussed in this press release will be completed or successful, or that any product will receive regulatory approval for any indication or prove to be commercially successful. Hepion Pharmaceuticals does not undertake an obligation to update or revise any forward-looking statement. Investors should read the risk factors set forth in Hepion Pharmaceuticals’ Form 10-K for the year ended December 31, 2021, and other periodic reports filed with the Securities and Exchange Commission.

For further information, please contact:

Stephen Kilmer

Hepion Pharmaceuticals Investor Relations

Direct: (646) 274-3580

skilmer@hepionpharma.com

HEPION PHARMACEUTICALS, INC. PROXY FOR ADJOURNED ANNUAL MEETING TO BE HELD ON AUGUST 5, 2022 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints, Robert Foster, Ph.D. and John Cavan, and each of them, as proxies, each with full power of substitution, to represent and to vote all the shares of common stock of Hepion Pharmaceuticals, Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Adjourned Annual Meeting of Stockholders to be held on August 5, 2022 and at any adjournments thereof, subject to the directions indicated on this Proxy Card. In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED BELOW. This proxy is governed by the laws of the State of Delaware. IMPORTANT—This Proxy must be signed and dated below. Important Notice Regarding the Availability of Proxy Materials for the Adjourned Annual Meeting of Stockholders to Be Held on August 5, 2022 at 9:00 am local time at the Company’s offices located at 399 Thornall Street, First Floor, Edison, NJ 08837. The proxy statement and the 2021 Annual Report on Form 10-K are available at www.pstvote.com/hepion2022. THIS IS YOUR PROXY YOUR VOTE IS IMPORTANT! Dear Stockholder: We cordially invite you to attend the Adjourned Annual Meeting of Stockholders of Hepion Pharmaceuticals, Inc. to be held at the Company’s offices located at 399 Thornall Street, First Floor, Edison, NJ 08837, on August 5, 2022, beginning at 9:00 a.m. local time. Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 4 1. Election of Directors—All Directors were elected at the Annual Meeting on June 24, 2022. Please indicate WITHHOLD, as no additional votes are being solicited for this proposal. Nominees. FOR WITHHOLD FOR WITHHOLD 01. Gary S. Jacob, Ph.D. □ □ 05. Arnold Lippa, Ph.D. □ □ 02. Robert Foster, Ph.D. □ □ 06. Petrus “Peter” Wijngaard, Ph.D. □ □ 03. John P. Brancaccio □ □ 04. Timothy Block, Ph.D. □ □ 2. Proposal to ratify BDO USA, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2022. - Proposal passed at the Annual Meeting held on June 24, 2022. Please indicate ABSTAIN, as no additional votes are being solicited for this proposal. □ FOR □ AGAINST □ ABSTAIN 3. Proposal to approve the Company’s 2022 Omnibus Equity Incentive Plan. - Proposal did not pass at the Annual Meeting held on June 24, 2022. Please indicate ABSTAIN, as no additional votes are being solicited for this proposal. □ FOR □ AGAINST □ ABSTAIN 4. Proposal to approve the amendment to the Company’s certificate of incorporation, as amended, to increase the number of shares of authorized common stock from 120,000,000 to 200,000,000. □ FOR □ AGAINST □ ABSTAIN 5. Proposal to approve , on an advisory basis, the compensation of the Company’s named executive officers. - Proposal did not pass at the Annual Meeting held on June 24, 2022. Please indicate ABSTAIN, as no additional votes are being solicited for this proposal. □ FOR □ AGAINST □ ABSTAIN Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title. Date: ______________________________________ Signature: ___________________________________ Signature: ___________________________________ Title: _______________________________________

Voting Instructions You may vote your proxy in the following ways: Via Internet: Login to www.pstvote.com/hepion2022 Enter your control number (12 digit number located below) Via Mail: Pacific Stock Transfer Company 6725 Via Austi Parkway, Suite 300 Las Vegas, Nevada 89119 CONTROL NUMBER You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., prevailing time, on August 4, 2022.